NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Managed American Funds Asset Allocation Fund
NVIT Managed American Funds Growth-Income Fund
Supplement dated November 12, 2021
to the Prospectus dated April 30, 2021
Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.
On November 8, 2021, the NVIT Managed American Funds Asset Allocation Fund (the “Fund”) redeemed its holdings in the American Funds Insurance Series® Asset Allocation Fund and reinvested in multiple underlying series of American Funds® and American Funds Insurance Series®, as described below. Effective immediately, the Prospectus is amended as follows:

1.	The information under the heading “Principal Investment Strategies” beginning on page 2 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund consists of two main components. First, a majority of the portfolio, referred to herein as the “Core Sleeve,” operates as a “fund‑of‑funds” that invests in a portfolio of unaffiliated mutual funds that are sponsored by Capital Research and Management CompanySM and are series of American Funds® or American Funds Insurance Series® (the “Underlying Funds”). The portfolio of Underlying Funds is designed for investors seeking both capital appreciation and income. The remainder of the Fund, referred to herein as the “Volatility Overlay,” invests in short-term fixed-income securities (or mutual funds that themselves invest in such securities) or is held in cash. In an attempt to manage the volatility of the Fund’s portfolio over a full market cycle, the Fund buys and sells stock index futures, which are derivatives. The Fund’s short-term fixed-income securities and cash may be used to meet margin requirements and other obligations on the Fund’s derivative positions. The combination of the Core Sleeve and Volatility Overlay is intended to result in a single Fund that is designed to offer an asset allocation investment approach blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility over a full market cycle. The Volatility Overlay may not be successful in reducing volatility, in particular, frequent or short-term volatility with little or no sustained market direction, and it is possible that the Volatility Overlay may result in underperformance or losses greater than if the Fund did not implement the volatility overlay.
The level of “volatility” of the Fund’s portfolio reflects the degree to which the value of the Fund’s portfolio may be expected to rise or fall within a period of time. A high level of volatility means that the Fund’s value may be expected to increase or decrease significantly over a period of time. A lower level of volatility means that the Fund’s value is not expected to fluctuate so significantly. The Fund is intended to be used primarily in connection with guaranteed benefits available through variable annuity contracts issued by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and is designed to help reduce a contract owner’s exposure to equity investments when equity markets are more volatile. The purpose of the Volatility Overlay is to minimize the costs and risks to Nationwide Life of supporting these guaranteed benefits. Although the reduction of equity exposure during periods of higher volatility is designed to decrease the risk of loss to your investment, it may prevent you from achieving higher investment returns. Further, the Fund’s use of leverage in its strategies may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged.
The Underlying Funds invest directly in common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less), as appropriate to their respective investment objectives and strategies. Although certain Underlying Funds may focus on investments in medium- to larger-capitalization companies, the Underlying Funds’ investments are not limited to a particular capitalization size. Certain Underlying Funds may invest in common stocks and other equity securities of issuers domiciled outside the United States and in debt securities of issuers domiciled outside the United States. Additionally, certain Underlying Funds may invest in lower-quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the Underlying Funds’ investment adviser or unrated but determined to be of equivalent quality by the Underlying Funds’ investment adviser). Such securities are sometimes referred to as “junk bonds.”

The Underlying Funds’ investment adviser uses a system of multiple portfolio counselors in managing each Underlying Fund’s assets. Under this approach, the portfolio of each Underlying Fund is divided into segments managed by individual counselors who decide how their respective segments will be invested.
The Underlying Funds rely on the professional judgment of their investment adviser to make decisions about each Underlying Fund’s portfolio investments. The basic philosophy of the Underlying Funds’ investment adviser is to seek to invest in securities that, in its opinion, represent good, long-term investment opportunities. Securities may be sold when the Underlying Funds’ investment adviser believes that they no longer represent relatively attractive investment opportunities.
The Fund’s investment adviser allocates Fund assets to the Underlying Funds. Under normal market conditions, the Fund’s investment adviser expects (but is not required) to invest in Underlying Funds that maintain an investment mix falling within the following ranges: 40%‑80% in equity securities, 20%‑50% in debt securities, and 0%‑40% in money market instruments (including cash). As of November 8, 2021, the combined portfolio of Underlying Funds was 65% invested in equity securities, 30% invested in debt securities and 5% invested in money market instruments and cash. The proportion of equity, debt and money market securities held by the Underlying Funds varies with market conditions and the Underlying Funds’ investment adviser’s assessment of their relative attractiveness as investment opportunities.
Although the amount of the Fund’s assets allocated to the Core Sleeve was approximately 95% as of November 8, 2021, this amount may fluctuate within a general range of 90%‑100% of the Fund’s overall portfolio. Similarly, the amount of the Fund’s assets allocated to the Volatility Overlay may fluctuate within a general range of 0%‑10% in inverse correlation with the Core Sleeve, although this amount was approximately 5% as of November 8, 2021. The Fund’s investment adviser generally sells shares of the Underlying Funds in order to meet or change target allocations or in response to shareholder redemption activity.
The Volatility Overlay is designed to manage the volatility of the Fund’s portfolio over a full market cycle by using stock index futures to hedge against stock market risks and/or to increase or decrease the Fund’s overall exposure to equity markets. The Volatility Overlay also invests in short-term fixed-income securities (or mutual funds that themselves invest in such securities) or holds cash that may be used to meet margin requirements or other obligations of the Fund’s futures positions and/or to reduce the Fund’s overall equity exposure. When volatility is high or stock market values are falling, the Volatility Overlay will typically seek to decrease the Fund’s equity exposure by holding fewer stock index futures or by taking short positions in stock index futures. When volatility is low or stock market values are rising, the Volatility Overlay may use stock index futures with the intention of maximizing stock market gains. These strategies may expose the Fund to leverage. Therefore, even though the Core Sleeve has approximately 40%‑80% of its assets exposed to equity investments, the Volatility Overlay will be used to increase or decrease the Fund’s overall equity exposure within a general range of 0%‑80%, depending on market conditions.
Nationwide Fund Advisors (“NFA”) is the investment adviser to the Fund and is also responsible for managing the Core Sleeve’s investments in the Underlying Funds. Nationwide Asset Management, LLC, the Fund’s subadviser, is responsible for managing the Volatility Overlay.
Although the Fund seeks to provide diversification across major asset classes, the Fund invests a significant portion of its assets in a small number of issuers (i.e., one or more Underlying Funds). However, the Underlying Funds in which the Fund invests are diversified.

2.	The disclosure following “Fund‑of‑funds risk” in the section entitled “Principal Risks” on page 4 of the Prospectus is deleted in its entirety and replaced with the following:
Fund‑of‑funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s asset allocation to it; (4) Nationwide Fund Advisors’ (the “Adviser”) evaluations and allocation among asset classes and Underlying Funds might be incorrect; and (5) the Adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or lack thereof) could affect both the level of risk and potential for gain or loss.

3.	The first paragraph under the heading “Principal Investment Strategies” on page 14 of the Prospectus is deleted and replaced with the following:
Each Fund aims to provide a different investment option while seeking to maintain within acceptable levels the risks that may result from equity market volatility. Each Fund consists of two main components. The Core Sleeve constitutes the majority of a Fund’s portfolio and operates as a “fund‑of‑funds” by investing in a portfolio of Underlying Funds (with respect to the NVIT Managed American Funds Asset Allocation Fund) or an Underlying Fund (with respect to the NVIT Managed American Funds Growth-Income Fund) sponsored by Capital Research and Management CompanySM that are series of American Funds® or American Funds Insurance Series®. Each Underlying Fund in turn invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. The remainder of each Fund consists of the Volatility Overlay, which is a separate portion of assets that invests in short-term fixed-income securities (or mutual funds that themselves invest in such securities) or is held in cash. In an attempt to manage the volatility of a Fund’s portfolio, a Fund buys and sells stock index futures, which are derivatives. A Fund’s short-term fixed-income securities and cash may be used to meet margin requirements and other obligations on the Fund’s derivative positions. The combination of the Core Sleeve and the Volatility Overlay is intended to result in a single Fund that is designed to provide the investment option featured by the Underlying Funds blended with a strategy that seeks to mitigate risk and manage a Fund’s volatility over a full market cycle. The Volatility Overlay may not be successful in reducing volatility, in particular, frequent or short-term volatility with little or no sustained market direction, and it is possible that the Volatility Overlay may result in underperformance or losses greater than if a Fund did not implement the Volatility Overlay.

4.	The disclosure under “NVIT Managed American Funds Asset Allocation Fund” on page 15 of the Prospectus is deleted in its entirety and replaced with the following:
Substantially all of the assets of the Core Sleeve of the NVIT Managed American Funds Asset Allocation Fund will invest in unaffiliated mutual funds that are sponsored by Capital Research and Management CompanySM and are series of American Funds® or American Funds Insurance Series® (the “Underlying Funds”), which are registered open‑end investment companies, and the remainder of the Fund will consist of the Volatility Overlay. The Underlying Funds invest directly in common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less), as appropriate to its investment objective and strategies. Although certain Underlying Funds may focus on investments in medium- to larger-capitalization companies, the Underlying Funds’ investments are not limited to a particular capitalization size. Certain Underlying Funds may invest in common stocks and other equity securities of issuers domiciled outside the United States and in debt securities of issuers domiciled outside the United States. Additionally, certain Underlying Funds may invest in lower-quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the Underlying Funds’ investment adviser or unrated but determined to be of equivalent quality by the Underlying Funds’ investment adviser). Such securities are sometimes referred to as “junk bonds.” The Fund’s investment adviser allocates Fund assets to the Underlying Funds. Under normal market conditions, the Fund’s investment adviser expects (but is not required) to invest in Underlying Funds that maintain an investment mix falling within the following ranges: 40%‑80% in equity securities, 20%‑50% in debt securities, and 0%‑40% in money market instruments (including cash). The proportion of equity, debt and money market securities held by the Underlying Funds varies with market conditions and the Underlying Funds’ investment adviser’s assessment of their relative attractiveness as investment opportunities. The basic philosophy of the Underlying Funds’ investment adviser is to seek to invest in securities that, in its opinion, represent good, long-term investment opportunities. The Underlying Funds’ investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors.

5.	The first full paragraph on page 16 of the Prospectus is deleted in its entirety and replaced with the following:
The Underlying Funds
The Underlying Funds in which the Funds invest are advised by Capital Research and Management CompanySM and are series of American Funds® or American Funds Insurance Series®. The following summaries of the Underlying Funds are based solely on information provided in the prospectus of each Underlying Fund, as filed with the U.S. securities and Exchange Commission (“SEC”) from time to time. The summaries of the Underlying Funds are qualified in their entirety by reference to the Prospectus and Statement of Additional Information (“SAI”) of each Underlying Fund. The investment adviser of the Underlying Funds may change the investment policies and/or programs of the Underlying Funds at any time without notice to shareholders of the Funds.
Set forth below are the Underlying Funds in which the Funds invest as of the date of this Prospectus. The Funds’ investment adviser reserves the right to add, delete or change the Underlying Funds at any time without notice to shareholders.
NVIT MANAGED AMERICAN FUNDS ASSET ALLOCATION FUND
American Funds® American Balanced Fund® seeks (1) conservation of capital, (2) current income and (3) long-term growth of capital and income by using a balanced approach to invest in a broad range of securities, including common stocks and investment-grade bonds (rated Baa3 or better or BBB‑ or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality). The fund also invests in securities issued and guaranteed by the U.S. government and by federal agencies and instrumentalities. In addition, the fund may invest a portion of its assets in common stocks, most of which have a history of paying dividends, bonds and other securities of issuers domiciled outside the United States. Normally the fund will maintain at least 50% of the value of its assets in common stocks and at least 25% of the value of its assets in debt securities, including money market securities. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.
American Funds® The Bond Fund of America® seeks to provide as high a level of current income as is consistent with the preservation of capital by investing, under normal circumstances, at least 80% of its assets in bonds and other debt securities, which may be represented by other investment instruments, including derivatives. The fund invests at least 60% of its assets in debt securities rated A3 or better or A‑ or better by Nationally Recognized Statistical Ratings Organizations designated by the fund’s investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser, including U.S. government securities, money market instruments or cash. The fund may invest in debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The fund may invest in inflation-linked bonds issued by U.S. and non‑U.S. governments, their agencies or instrumentalities, and corporations. The fund may invest in certain derivative instruments, such as futures contracts and swaps. The fund may invest up to 10% of its assets in debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Ratings Organizations designated by the fund’s investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser. Securities rated Ba1 or below and BB+ or below are sometimes referred to as “junk bonds.”

American Funds Insurance Series® Growth Fund seeks to provide growth of capital by investing primarily in common stocks and in companies that appear to offer superior opportunities for growth of capital. The fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the United States, including, to a more limited extent, in emerging markets. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. The fund may also invest in other equity type securities, such as preferred stocks, convertible preferred stocks and convertible bonds.
American Funds Insurance Series® U.S. Government Securities Fund® seeks to provide a high level of current income consistent with prudent investment risk and preservation of capital by investing, under normal circumstances, at least 80% of its assets in securities that are guaranteed or sponsored by the U.S. government, its agencies and instrumentalities, including bonds and other debt securities denominated in U.S. dollars, which may be represented by derivatives. The fund may also invest in mortgage-backed securities issued by federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The fund may invest in inflation-linked bonds issued by U.S. and non‑U.S. governments, their agencies or instrumentalities, and corporations. The fund may invest in futures contracts and swaps, which are types of derivatives.
American Funds Insurance Series® Washington Mutual Investors FundSM seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing. The fund invests primarily in common stocks of established companies that are listed on, or meet the financial listing requirements of, the New York Stock Exchange and have a strong record of earnings and dividends. The fund strives to accomplish its objective through fundamental research, careful selection and broad diversification. In the selection of common stocks and other securities for investment, current and potential income as well as the potential for long-term capital appreciation are considered. The fund seeks to provide an above-average yield in its quarterly income distribution in relation to the S&P 500 Index (a broad, unmanaged index). The fund strives to maintain a fully invested, diversified portfolio, consisting primarily of high-quality common stocks.
NVIT MANAGED AMERICAN FUNDS GROWTH-INCOME FUND
American Funds Insurance Series® Growth-Income Fund seeks to achieve long-term growth of capital and income. The fund invests primarily in common stocks or other equity type securities, such as preferred stocks, convertible preferred stocks and convertible bonds, that the fund’s investment adviser believes demonstrate the potential for appreciation and/or dividends. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. The fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States, including, to a more limited extent, in emerging markets.

6.	The disclosure following “Fund‑of‑funds risk” in the section entitled “Risks of Investing in the Funds” on page 17 of the Prospectus is deleted in its entirety and replaced with the following:
Fund‑of‑funds risk – there are certain risks associated with a structure whereby a Fund, via its Core Sleeve, invests primarily in other mutual funds. These risks include the following:

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Underlying Fund Expenses: because each Fund owns shares of an Underlying Fund, shareholders of a Fund will indirectly pay a proportional share of the fees and expenses, including applicable management, administration and custodian fees, of the Underlying Funds in which a Fund invests;

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Performance: each Fund’s investment performance is directly tied to the performance of the Underlying Funds in which its Core Sleeve invests. If an Underlying Fund fails to meet its investment objective, a Fund’s performance could be negatively affected. There can be no assurance that any Fund or Underlying Fund will achieve its investment objective.

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Asset Allocation (NVIT Managed American Funds Asset Allocation Fund): the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The Fund will be affected by varying degrees by stock and bond market risks, among others. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it.

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Strategy: there is the risk that the Adviser’s evaluations and allocation among asset classes and Underlying Funds, as well as the allocation between a Fund’s Core Sleeve and its Volatility Overlay, may be incorrect. Further, the adviser may add or delete Underlying Funds, or alter a Fund’s asset allocation at its discretion. A material change in the Underlying Funds selected or in asset allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss.

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